UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 3, 2007

THE CLOROX COMPANY

(Exact Name of Registrant as Specified in its Charter)

1-07151

(Commission File Number)

Delaware	31-0595760
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1221 Broadway, Oakland, California 94612-1888

(Address of Principal Executive Offices) (Zip Code)

(510) 271-7000

(Registrant’s Telephone Number, including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 3, 2007, The Clorox Company issued the press release attached hereto as Exhibit 99.1 relating to its sale of debt securities in a public offering in accordance with the terms of the underwriting agreement attached hereto as Exhibit 1.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement dated October 3, 2007

99.1	Press Release dated October 3, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2007	THE CLOROX COMPANY

	By:	/s/ Laura Stein
	Name:	Laura Stein
	Title:	Senior Vice President – General Counsel

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement dated October 3, 2007

99.1	Press Release dated October 3, 2007